SEMI-ANNUAL REPORT
THOMAS WHITE WORLD FUND

Thomas White World Fund
Officers and Trustees                        Investment Advisor and
   Thomas S. White Jr.                       Administrator
     Chairman of the Board and President       Thomas White International, Ltd.
   Jill F. Almeida                             440 S. LaSalle Street, Suite 3900
     Trustee                                   Chicago. Illinois 60605-1028
   Philip R. Haag                            Custodian
     Trustee                                   State Street Bank and Trust Co.
   Nicholas G. Manos                           P.O. Box 1631
     Trustee                                   Boston, Massachusetts 02101
   Edward E. Mack III                        Legal Counsel
     Trustee                                   Dechert, Price & Rhoads
   Michael R. Miller                           1500 K Street, N.W.
     Trustee                                   Washington, DC 20005
   John N. Venson, D.P.M.                    Independent Accountants
     Trustee                                   McGladrey & Pullen LLP
   Douglas M. Jackman                          555 Fifth Avenue
     Vice-President and Secretary              New  York, New York 10017
   Brandon S. Joel                           Transfer Agent
     Treasurer                                 Firstar Trust Company
                                               615 East Michigan Street
                                               Milwaukee, Wisconsin 53202



Thomas White World Fund                   The Following Letter was written by
                                          Mr. White, the Fund's President:
    Mr. White, the Fund's President                              June 26, 1997
and Portfolio Manager, has been an        Dear Friends,
active professional investor and
analyst of common stocks since               Many of you have recently called me
joining Goldman Sachs in 1966. His        to discuss your ideas on how we can
interests have always been global.        better serve our shareholders. Most of
As a boy he grew up around the world,     you are excited about international
living in Naples, Manila and ten          investing and have related many
other communities before graduating       stories of the exciting changes that
from Duke University in 1965. Over        are taking place around the world.
his thirty years as an investment         If you have children or friends who
manager, he has been with Lehman          would like to be involved with our
Brothers, Blyth Eastman Dillon and        global fund, we invite their partici-
most recently, fourteen years with        pation.  Our phone number is
Morgan Stanley. At Morgan Stanley,        800-811-0535.
he was a Managing Director and Chief
Investment Officer for the firm's            Perhaps it would be valuable, as we
valuation-oriented equity investing.      approach the Fund's third birthday, to
                                          summarize the thoughts I have presen-
    Together with the organizations's     ted in this column since inception in
team of seasoned domestic and             1994. These are important subjects
international analysts, Mr. White         that are well worth reemphasizing,
directs the management of investment      both to our old friends and to the
portfolios in Europe, the United States,  many of you who are new shareholders.
Japan and the Far East. The firm's        ------------------------------------
research division, the Global Capital      The special advantages of a global
Institute, produces monthly publications              portfolio.
which provide investment advice on the          written December 28, 1994
relative attractiveness of 3000 common
stocks in forty-six countries. These         Those of us who work with the Fund
are purchased by major institutional      and its investments are excited about
asset management organizations world-     the many opportunities that are in
wide.                                     store for our shareholders over the
                                          coming years. Managing your money in a
                                          global portfolio allows us to bring
                                          you many advantages:

                                            1. We have the benefit of an expan-
  THE WORLD HAS CHANGED. A GLOBAL              ded number of investment opportu-
 PORTFOLIO IS NOW BOTH LOGICAL AND             nities.
     INCREASINGLY INVITING.                 2. There us the potential to reduce
             Dec  Dec   Dec   Dec   Jun        portfolio risk.
             1960 1970  1980  1990  1997    3. Global portfolio mangagers have
Developed Mkts.                                the chance to soften interim
North America 75%  70%   61%   46%   40%       portfolio declines in falling
Europe        22%  22%   23%   29%   26%       markets.
Pacific        3%   8%   16%   25%   25%    4. Foreign exchange risk is diversi-
Emerging                                       fied when investing internation-
Markets       .1%  .2%   .8%    3%    9%       ally.
             100% 100%  100%  100%  100%    5. The long-term portfolio return
                                               can be superior for a global
Global Market Value                            portfolio.
($trillions) $0.5  $2.0  $4.1  $8.2 $15.9  -----------------------------------

    There has been a dramatic growth           An individual should have and
  in the relative size of developed and      adhere to a sound investment plan.
  and emerging markets outside the                  written June 22, 1995

  United States. This means managers         Recognizing your investment horizon
  can now choose to employ wider diver-   is the first step in developing a pro-
  sification in the design of their       per investment perspective. History
  equity portfolios.                      suggests that an investor (saver) with
    History shows that broad global di-   a twenty plus year investment horizon
  versification has in the past lowered   should expect stock growth to average
  the volatility associated with single   10%, twice the rate of bonds. Switch-
  country portfolios. The Fund incor-     ing back and forth between stocks and
  porates this approach to obtain         bonds only reduces long-term returns.
  smoother returns for its shareholders.  Most of a successful investor's twen-
                                          ty-year return will come from holding
                                          fast to the equity markets. With a
                                          skilled professional portfolio man-
                                          ager, your equity returns may average
                                          12% versus 10%. This means that 83% of
                                          your return will come from the market
                                          itself. Clearly, staying put in equit-
                                          ies for the long-term is a sound in-
                                          vestment plan. Choosing this approach
                                          is the most influential decision you
                                          will make on your way to obtaining
                                          superior returns.

                                             Discouragement in falling markets
                                          is the greatest threat to maintaining
                                          a long-term plan. Accordingly, a sig-
                                          nificant portion of this letter over
                                          the years will be devoted to reinfor-
                                          cing your decision to "Hold the
                                          Course" and adhere to the investment
                                          objectives you set at the beginning of
                                          your journey.
                                          ------------------------------------

                                          Free Enterprise and democracy is in
                                          the process of converting the Asian
                                          countries into fully developed, stable
                                                       nations.
                                                 written December 6, 1995

                                             There will be bumps along the way,
                                          but countries like China and India,
                                          with their billion-strong populations,
                                          are going to be mature industrial
                                          nations within twenty-five years.
                                          Today's developed countries are sup-
                                          plying the tools for this expansion.
                                          This means every country around the
                                          world will benefit, thus raising the
                                          global standard of living. This acti-
                                          vity will be fueled by the growth in
                                          the number of public companies on new
                                          and existing exchanges. Equity securi-
                                          ties will supply most of the capital
                                          necessary to finance the expansion.
                                          The world will continue to be an exci-
                                          ting place with many positives for
                                          which to be thankful.
------------------------------------      ------------------------------------

Finding and developing a relationship     Mr. White descibes the Fund to mutual
with a trusted manager is an important      fund analysts from Moringstar and
 step in successfully reaching your                     Value Line.
   long-term investment goals.                    written December 16, 1996
      written June 24, 1996

   Our firm's goal is to assist share-       My message to these analysts was
holders in becoming successful long-      quite simple. The Fund is designed to
term investors. We use the word assist,   attract and serve the individual who
because a shareholder's attitude, int-    is a prudent, long-term investor. We
erest level and pattern of decisions      use an investment approach that com-
will also influence their success. We     bines our skills in valuing global
suggest the following:                    companies with our expertise in de-
                                          signing stable portfolios. Our share-
  1. Be as serious and thorough in de-    holder communications emphasize topics
     ciding on your investment manager    that we feel are important to the in-
     as you would in selecting a bus-     vestment success of our individual
     iness partner, a lawyer or a         clients. Our institutional clients are
     surgeon.                             seasoned professionals with estab-
                                          lished objectives and clear investment
  2. Be careful to avoid salesmen, de-    perspectives. Since most individuals
     spite what they call themselves.     within the Fund are not full-time in-
                                          vestors, we frequently discuss setting
  3. Select a manager that has a conser-  goals and developing a proper perspec-
     vative, common sense investment      tive. We feel this is an important
     approach.                            aspect of helping shareholders to be-
                                          come successful long-term investors.
  4. Focus on one good manager. Spend        Both analysts asked me to explain
     the years necessary to develop a     our decision to become a world fund.
     valuable relationship.               We strongly believe that a world fund
                                          is the ideal portfolio structure to
  5. Enjoy investing! There is no sub-    satisfy our dual goals of superior
     ject more interesting than the       performance and smoother investment
     stock market, especially global      returns.
     markets.
                                             Superior performance can come from
   Our objective is to gain your res-     having the whole world from which to
pect over time as a trusted advisor.      choose attractive investment opportun-
We want to manage your assets in the      ities. Smoother investment returns
Fund throughout your career and retire-   come from the effective diversifi-
ment. We take pride that our clients of   cation that global investing allows.
many years rely on our skills and integ-  ------------------------------------
rity. We have designed the Thomas White
World Fund to attract people who have
worked hard to save their money and
look forward to assisting them in
reaching their investment goals.
---------------------------------------

   I hope this review has reinforced
your understanding of the Fund and its
management. Speaking on behalf of our
organization's fifteen professionals, we appreciate your confidence and support.
We live in an exciting world that is ex-periencing an era of peace and growing prosperity. There is much to be thankful for.

                 Thomas S. White, Jr.
                 President and Portfolio Manager



    THE TWENTY-SEVEN YEAR PERFORMANCE OF THE WORLD EQUITY MARKET AND ITS
                           MAJOR REGIONAL COMPONENTS

                       These Index Returns are in U.S. dollars. Five-year
MSCI INDICIES Gross    regional performance success is ordered from #1 (best)
                       to #4 (Worst)
Period: Jan. 1, 1970 to                                             Pacific
Mar. 31, 1997              World   USA        Europe     Japan      Ex-Japan
FIVE-YEAR PERIOD RETURNS

1970-1974                  -1.3%   -3.4%(#3)  -0.9%(#2)  16.0%(#1)  -6.2%(#4)
1975-1979                  16.0%   13.3%(#4)  18.9%(#2)  18.8%(#3)  27.5%(#1)
1980-1984                  12.4%   14.5%(#2)  6.1%(#3)   17.0%(#1)   4.1%(#4)
1985-1989                  28.0%   19.8%(#4)  32.3%(#2)  41.4%(#1)  22.4%(#3)
1990-1994                   4.2%   9.2%(#2)   7.0%(#3)   -3.4%(#4)  15.3%(#1)
1995-1997 (3/31)           15.7%   28.7%(#1)  21.8%(#2)  -11.9%(#4) 13.1%(#3)

1970-1997 Returns          12.9%   11.8%      12.9%      14.4%      12.0%
                    Source: Morgan Stanley Capital International

     The table above presents the performance of the global stock markets from 1970 to 1997. Returns are shown in a series of five-year periods. The world's returns are followed by those of its four component regions.
     Regional performance is highlighted using ranks from #1(best) to #4(worst) to indicate the winners and losers in each five-year period. History shows regional returns are unpredictable, with no area holding a monopoly on per-formance.
     Note that the world and its territories all have quite similar long-term records. But observe the world index has a more stable return pattern than any of its components. This is because regional moves tend to offset one another.
     The Fund's design reflects its manager's belief that shareholders will benefit from smoother world performance. A more stable portfolio encourages investors to stay the course in falling market environments. This promotes success in reaching long-term investment goals.


                                      MANAGEMENT DISCUSSION
  YOUR FUND'S OBJECTIVE                                        June 24, 1996

The Thomas White World Fund             This report discusses portfolio strategy
seeks long-term capital growth        and performance as the Thomas White World
through a flexible policy of          Fund approaches its third birthday at
investing primarily in stocks of      month end. The six-month period officially
companies of any nation, including    reviewed in this semi-annual report con-
underdeveloped countries.             cuded on April 30, 1997. As of this wri-
                                      ting the Fund has $48.1 million of share-
                                      holder assets.
                                        On April 30, the Fund's portfolio inclu-
                                      ded 222 common stocks. These represesnted
                                      94.1% of the Fund's total value, with the
                                      rest in cash equivalents or other assets.
                                        The Fund's performance versus the Mor-
     YOUR FUNDS'S INVESTMENT          gan Stanley World Index is presented be-
            PHILOSOPHY                low. Current prices and return data now
                                      appear daily in most domestic newspapers.
I.  Superior returns can come from    This can be found in the Mutual Fund Sec-
    properly harnessing the high      tion listed alphabetically under the "T"s
    potential inherent within         as Thomas White.  We are pleased with the
    undervalued global companies.     portfolio's progress this last six
                                      months.  Returns have been strong, both
II. A valuation-oriented invest-      in an absolute sense and in comparison
    ment approach can capture this    to other global mutual funds.
    potential while maintaining a
    lower risk profile and above      Performance Year         T. White  MSCI
    average dividend income.          Ended April 30, 1997     World     World

III. We emphasize owning a broadly    Six Months                 6.5%    7.6%
     diversified portfolio of         One Year                   9.5%    10.3%
     undervalued companies with       Average Annual Return
     solid cash flows, attractive     Since Inception (6/28/94)  12.7%   13.8%
     growth potential and approp-     Cumulative Total Return
     riately conservative balance     Since Inception (6/28/94)  40.5%   44.2%
     sheets.                            Assumes reinvestment of dividends and
                                        capital gain distributions.
IV.  Currency projections have
     minimal influence in stock       PORTFOLIO STRATEGY REVIEW
     selection and portfolio
     design.                             The Fund's performace is the product of
                                      our investment philosophy and portfolio
                                      strategy. Our philosophy is that under-
                                      valued companies produce superior returns.
                                      Accordingly, our efforts focus on analyz-
                                      ing companies using our organization's
                                      valuation methods.  Our portfolio strategy
                                      is to buy those companies that sell at the
                                      greatest discount to their valuations,
                                      then sell them when they are overvalued.
                                         We believe that successful stock selec-
                                      tion worldwide is one of our organiza-
                                      tion's distinct strengths.  Our analysts
                                      have established methods of valuing stocks
                                      in every developed country throughout the
                                      world.  We also believe that broad country
                                      diversification best captures the poten-
                                      tial for portfolio return smoothness that
                                      is the unique advantage of a world fund.
                                      Furthermore, diversified country exposure
                                      assures that the rewards of good stock
                                      selection will not be eclipsed by a poorly
                                      performing country. Accordingly, the
    The Thomas White World Fund       Fund's portfolio now owns common stocks in
    Geographic distribution on        in twenty major countries.
          April 30, 1997
   Based on Long-Term Securities
                                        Over the last six months ended April 30,
Continental Europe    27.8%           the Fund has mildly underperformed its
United Kingdom        10.8%           its market benchmark, the Morgan Stanley
North America         38.7%           Capital International World Index.
Latin America          0.8%           Benchmark weights, as of May 1, in the
Japan                 10.0%           three large world subregions, are Europe
Far East               7.1%           (27.6%), North America (49.6%), and the
Australia and New      4.9%           Pacific (22.8%). Bottom-up stock valu-
  Zealand                             ations influenced us to be more balanced
                                      in these three regions (38.6%, 39.5% and
                                      22.0%). The choice to over-weight Euro-
  The Thomas White World Fund         pean stocks, due to their attractive valu-
      Top Ten Holdings on             ations, reduced the Fund's performance.
        April 30, 1997                Returns were also held down by the Fund's
    Based on Total Net Assets         below-index exposure to United States
                                      stocks. Despite rich stock valuations,
Company                 % of Total    U.S. equities continue to enjoy stronger
Industry, Country       Net Assets    returns than foreign securities. Fortun-
                                      ately, our strong stock selection in all
ING Group                  1.7%       three regions partially offset the effect
Insurance, Netherlands                of our regional country mix. The final re-
                                      sult was a solid 6.5% retrun over the half
Bristol-Myers Squibb       1.3%       year versus 7.6% for the MSCI World Index.
Healthcare, United States             Our current strategy continues to stress
                                      a more balanced regional mix.
Garan, Inc.                1.2%        The transactions in the Fund's portfolio
Consumer Retail, United States        Fund is the product of our organization's
                                      monthly investment process. The port-
STET risp                  1.1%       folio's turnover rate of 19.5% over the
Communication, Italy                  last six months reflects positions which
                                      were sold after our monthly review process
Philip Morris              1.1%       because they became overvalued. This reg-
Consumer Staples, United States       ular process allows us to maintain an
                                      undervalued portfolio and benefit from our
Hoogovens NV               1.1%       analyst's newest investment ideas.
Metals, Netherlands

HSBC Holdings              1.1%
Banking, Hong Kong

Harris Corporation         1.1%
Industrial, United States

Chase Manhattan Corp.      1.0%
Banking, United States

Eridania Beghin-Say        0.9%
Consumer Staples, France


  The Thomas White World Fund is designed to take advantage of the positive changes occurring in the world today.

These forty-six countries contain over    Whether you realize it or not, you are
3000 companies that meet the fund's       at the very epicenter of what is dri-
quality standards. As a shareholder,      ving change in today's world: An un-
you are a partial owner of 222 of the     precedented explosion of highly
most undervalued of these firms.          beneficial global capitalism.

 DEVELOPED MARKETS                    EMERGING MARKETS
  EUROPE             PACIFIC           EUROPE, MIDDLE EAST &       ASIA PACIFIC
     Austria            Australia      AFRICA                        India
     Belgium            Hong Kong         Greece                     Pakistan
     Denmark            Japan             Hungary                    Sri Lanka
     Finland            New Zealand       Poland                     China
     France             Singapore         Portugal                   Indonesia
     Germany                              Turkey                     Korea
     Ireland                              Israel                     Malaysia
     Italy                                South Africa               Philippines
     Netherlands                          Zimbabwe                   Taiwan
     Norway                                                          Thailand
     Spain                             LATIN AMERICA
     Sweden                               Argentina
     Switzerland                          Brazil
     United Kingdom                       Chile
                                          Columbia
  NORTH AMERICA                           Mexico
     Canada                               Peru
     United States                        Venezuela

The Fund takes full advantage of the      analysis on 4200 global companies. Its
extensive resources of the Global Cap-    monthly publications are sold to asset
ital Institute. This investment re-       management organizations worldwide.
search organization does valuation

Performance Summary
This Fund's performance period since inception was two years, ten months and two days in length. Over this period the Fund's return, with dividends reinvested, was 40.5%. In the same period the MSCI World Index, with net dividends, returned 44.2%. The graph below shows the monthly value of $10,000 initially invested in the Fund and the MSCI World Index.

Pursuant to Rule 304(a) of Regulation S-T, the following table replaces a graph showing growth of an initial $10,000 investment, assuming all dividend and capital gain distributions reinvested, and the MSCI World Index
(see footnote 1). The return since inception (June 28, 1994) was 40.5% for the Fund and 44.2% for the World Index (see footnote 2). The one year return for the Fund was 9.5%. The Fund's average total return since inception was 12.7%.

              Fund          MSCI World
              Composite     Index
6/30/94       $10,010       $10,028
7/31/94        10,440        10,217
8/31/94        10,690        10,522
9/30/94        10,380        10,243
10/31/94       10,500        10,532
11/30/94       10,130        10,073
12/31/94       10,067        10,168
1/31/95         9,966        10,012
2/28/95        10,259        10,156
3/31/95        10,531        10,643
4/30/95        10,803        11,011
5/31/95        11,035        11,103
6/30/95        11,106        11,097
7/31/95        11,550        11,650
8/31/95        11,389        11,388
9/30/95        11,570        11,717
10/31/95       11,409        11,529
11/30/95       11,621        11,927
12/31/95       11,983        12,272
1/31/96        12,357        12,493
2/29/96        12,432        12,567
3/31/96        12,507        12,773
4/30/96        12,839        13,070
5/31/96        12,914        13,079
6/30/96        12,903        13,143
7/31/96        12,475        12,677
8/31/96        12,710        12,820
9/30/96        13,021        13,319
10/31/96       13,192        13,409
11/30/96       13,898        14,157
12/31/96       13,960        13,928
1/31/97        14,018        14,094
2/28/97        14,145        14,253
3/31/97        13,937        13,968
4/30/97        14,053        14,422

Note: 1. MSCI World Index is with net dividends
      2. Past performance should not be construed as a guarantee of future performance.

Dividend Information

    The Fund pays dividends annually. On December 9, 1996, the Board of Trustees authorized an income dividend and capital gains distribution with an ex-date of December 24, 1996, payable on December 27, 1996, for shareholders of record December 23, 1996.

    In accordance with current Internal Revenue Service requirements, these distributions comprised substantially all earnings of the Fund from net investment income through December 31, 1996, and net realized gains through the fiscal year ending October 31, 1996.


THOMAS WHITE WORLD FUND
Portfolio of Investments

Issue                              Industry              Shares     Value

COMMON STOCKS:         94.1%

AUSTRALIA:             4.3%
Email Ltd.                         Industrial            77,802     $260,255
Goodman Fielder Ltd.               Consumer Staples      236,300    309,553
National Australia Bank Ltd. ADR   Banking               4,300      296,163
Pacific Dunlop Ltd                 Industrial            93,700     252,793
Rothmans Holdings Ltd.             Consumer Staples      56,000     367,230
Santos Ltd.                        Energy                89,437     348,697
                                                                    1,834,691

BELGIUM:               1.2%
Cobepa                             Financial Diversified 4,300      173,619
Solvay                             Chemicals             600        359,025
                                                                    532,644

CANADA:                2.4%
BCE Inc.                           Communication         4,900      229,260
Canfor Corporation                 Building              11,200     110,173
Methanex Corporation *             Chemicals             16,300     152,761
Quebecor Incorporated Class B      Services              9,300      159,680
Royal Bank of Canada               Banking               6,200      247,725
Transalta Corporation              Utilities             12,900     143,046
                                                                    1,042,645

DENMARK:               0.6%
Codan Forsikring                   Insurance             2,000      263,686
                                                                    263,686

FINLAND:               1.4%
Orion B                            Healthcare            7,000      262,142
UPM-Kymmene Oy                     Forest & Paper        15,200     345,912
Rauma                              Industrial            423        8,962
                                                                    616,746

FRANCE:                4.8%
Assurance General France           Insurance             8,800      286,126
Bouygues                           Building              2,058      230,207
Cap Gemini                         Technology            2,700      163,419
Christian Dior                     Consumer Retail       1,900      281,397
Danone                             Consumer Staples      1,200      174,642
Eridania Beghin-Say                Consumer Staples      2,600      393,973
Saint Louis SA                     Services              1,000      236,110
Societe Generale                   Banking               2,656      297,410
                                                                    2,063,284

GERMANY:               1.4%
Bankgesellschaft Berlin            Banking               15,800     328,866
Merck KGAA                         Healthcare            6,700      265,833
                                                                    594,699

HONG KONG:             5.1%
Amoy Properties                    Financial Diversified 149,500    147,616
HSBC Holdings                      Banking               18,000     455,344
Hong Kong Land Holdings            Financial Diversified 54,000     112,320
Jardine Strategic Holdings         Services              88,500     300,900
Jardine Strategic Holdings Warrants Services             4,425      1,505
Lai Sun Development                Financial Diversified 96,000     117,090
Lai Sun Hotel Warrants             Services              16,695     1,594
New World Development Co.          Industrial            62,000     357,690
Shangri-La Asia                    Services              104,000    129,532
Shun Tak Holdings                  Transportation        228,000    150,070
Swire Pacific A                    Transportation        15,000     115,676
Wheelock & Company                 Consumer Retail       140,000    290,920
                                                                    2,180,257

ITALY:                 4.4%
Banca Commerciale Italiana         Banking               146,600    313,299
Banco Popolare di Bergamo          Banking               19,200     279,815
Fiat                               Consumer Duraables    65,100     214,980
Montedison                         Industrial            392,900    257,900
STET Risp                          Communication         130,300    481,901
Telecom Italia                     Communication         133,400    352,803
                                                                    1,900,698

JAPAN:                 9.4%
Amano                              Technology            7,000      65,542
Aoki International                 Consumer Retail       7,000      121,720
Aoyama Trading                     Consumer Retail       5,000      140,840
Bank of Iwate                      Banking               1,870      89,899
Best Denki                         Consumer Retail       10,000     89,697
Brothers Industries                Technology            16,000     60,301
Calsonic                           Durables              17,000     84,267
Dai-Dan                            Building              10,000     95,991
Daido Steel                        Metals                16,000     43,181
Daiichi Pharmaceutical             Healthcare            5,000      80,255
Dainippon Ink & Chemicals          Chemicals             11,000     41,111
Daiwa Bank                         Banking               24,000     77,422
Daiwa Securities                   Financial Diversified 9,000      59,837
Dowa Mining                        Metals                25,000     83,205
East Japan Railway                 Transportation        22         95,031
Ezaki Glico                        Consumer Staples      9,100      71,600
Fuji Electric                      Capital Goods         13,000     51,552
Fuji Fire & Marine Insurance       Insurance             15,000     49,569
Fuji Photo Film Company            Services              4,000      152,642
Fujitsu                            Technology            13,000     135,017
Fukuoka City Bank                  Banking               22,380     88,756
Furukawa Company                   Capital Goods         16,000     51,992
General Sekiyu                     Energy                14,000     76,997
Hisamitsu Pharmaceutical           Healthcare            13,000     88,069
Hitachi Koki                       Capital Goods         7,000      44,337
Hokkaido Electric Power            Utilities             3,900      60,758
Itoham Foods                       Consumer Staples      17,000     85,605
Japan Tobacco                      Consumer Staples      10         63,653
Juroku Bank                        Banking               11,000     48,208
Koito Manufacturing                Durables              12,000     72,702
Kyushu Electric Power              Utilities             2,000      32,731
Long-Term Credit Bank of Japan     Banking               22,000     59,026
Maeda                              Building              6,000      28,561
Marubeni                           Industrial            21,000     77,824
Mitsubishi Gas Chemical            Chemicals             13,000     47,358
Mitsui Petrochemical Industries    Chemicals             10,000     46,973
Nichimen Corporation               Industrial            28,000     81,318
Nikko Securities                   Financial Diversified 14,000     81,953
Nintendo Company                   Services              2,000      77,988
Nisshin Fire & Marine Insurance    Insurance             15,000     144,931
NOK Corporation                    Consumer Durables     13,000     47,210
San-in Godo Bank                   Banking               7,000      46,099
Sanki Engineering                  Capital Goods         13,000     104,332
Shiga Bank                         Banking               18,000     80,444
Shikoku Electric Power             Utilities             4,000      60,427
Shinwa Bank                        Banking               23,000     101,343
Suzuki Motor                       Consumer Durables     11,000     116,842
Takara Standard                    Consumer Durables     15,000     113,301
Toenec                             Building              5,000      25,767
Uniden                             Technology            5,000      50,748
Yakult Honsha                      Consumer Staples      7,000      67,193
Yamanouchi Pharmanceuticals        Healthcare            5,000      106,612
Yaskawa Electric Company           Capital Goods         27,000     79,663
                                                                    4,048,400

MALYASIA:              1.6%
Amsteel Corporation                Industrial            162,000    121,338
Genting                            Services              18,200     97,163
Leader Universal                   Industrial            59,000     117,528
Oriental Holdings Berhad           Services              16,000     121,115
Perlis Plantation Berhad           Consumer Staples      43,750     130,725
Rashid Hussain Berhad              Financial Diversified 17,000     113,108
                                                                    700,977

MEXICO:                0.7%
Telefonos de Mexico Series L ADR   Communication         7,400      305,250
                                                                    305,250

NETHERLANDS:           7.5%
Bolswessanen                       Consumer Staples      15,150     303,800
DSM NV                             Chemicals             3,800      378,080
Hoogovens                          Metals                10,034     457,997
ING Groep NV                       Insurance             19,189     752,857
KLM                                Transportation        9,800      289,499
KNP BT                             Retail                10,000     196,938
OCE-Van der Grinten                Technology            1,100      132,969
Randstad Holdings                  Services              2,100      188,475
Royal Dutch Petroleum              Energy                1,100      198,275
Vendex International Cert.         Services              4,300      203,990
Wolters Kluwer                     Services              1,200      142,103
                                                                    3,244,983

NEW ZEALAND:           0.4%
Brierley Investments Ltd.          Industrial            89,600     78,660
Lion Nathan Limited                Consumer Staples      33,000     79,154
                                                                    157,814

NORWAY                 0.7%
Den Norske Bank A                  Banking               87,300     315,939
                                                                    315,939

SPAIN:                 1.2%
FECSA                              Utilities             15,945     130,245
U Fenosa                           Utilities             45,900     382,774
                                                                    513,019

SWEDEN:                2.7%
Electrolux B                       Consumer Durables     6,500      373,172
SKF B                              Industrial            12,000     260,264
Trelleborg B                       Industrial            16,300     254,746
Volvo B                            Consumer Durables     11,800     297,326
                                                                    1,185,508

SWITZERLAND:           0.6%
George Fischer                     Capital Goods         200        240,939
                                                                    240,939

UNITED KINGDOM:        10.1%
Abbey National                     Banking               20,700     287,749
Arjo Wiggins Appleton              Forest & Paper        61,800     183,497
Bank of Scotland                   Banking               17,000     101,691
British Steel                      Metals                66,200     152,386
British Telecom                    Communication         32,400     237,405
Burton Group                       Consumer Retail       63,800     157,720
Chubb Security                     Services              27,200     199,139
Commercial Union                   Insurance             11,000     121,525
Guardian Royal                     Insurance             43,600     193,702
Harrison & Crosfield               Industrial            89,300     178,823
Hillsdown Holdings                 Consumer Staples      61,800     180,487
ICI                                Chemicals             14,600     166,333
Inchcape                           Services              43,800     194,551
Ladbroke Group                     Services              63,996     238,610
Lonrho                             Industrial            75,700     169,197
MFI Furniture                      Retail                29,900     66,405
National Grid                      Utilities             48,100     176,176
National Westminster Bank          Banking               18,779     222,535
Next                               Retail                12,600     132,557
Redland                            Building              7,300      41,767
Severn Trent                       Utilities             13,500     165,231
Southwest Water                    Utilities             22,747     252,869
Tate & Lyle                        Consumer Staples      23,900     178,029
T & N                              Consumer Durables     79,100     173,101
Unigate Group                      Consumer Staples      28,000     211,067
                                                                    4,382,552

UNITED STATES:         33.6%
Abbott Laboratories                Healthcare            3,400      207,400
Alliance Capital Management        Financial Diversified 5,000      135,625
Allmerica Property                 Insurance             2,200      69,575
Amerada Hess                       Energy                4,300      209,088
American National Insurance Co.    Insurance             3,400      263,500
American Stores                    Consumer Staples      6,000      273,000
Amsouth Bancorp                    Banking               4,700      247,925
Anheuser Busch                     Consumer Staples      6,600      282,975
Atlantic Richfield                 Energy                1,300      176,963
Avery Denison                      Services              6,800      249,900
Becton Dickinson                   Healthcare            3,800      174,800
Black & Decker                     Services              3,400      113,900
BMC Software                       Technology            1,600      69,200
Bristol Myers Squibb               Healthcare            8,600      563,300
Brown Forman B                     Consumer Staples      5,100      257,550
Champion International             Forest & Paper        3,100      144,150
Chase Manhattan Corporation        Banking               4,680      432,900
Cisco Systems*                     Technology              800      41,400
CMS Energy Corporation             Utilities             2,100      66,675
Comerica                           Banking               2,700      157,950
Dell Computer                      Technology            1,800      152,100
Deltic Timber                      Forest & Paper        1,771      44,939
Du Pont Company                    Chemicals             1,600      169,800
Enova Corporation                  Utilities             10,500     232,313
Entergy                            Utilities             2,800      65,450
Exel Limited                       Insurance             1,800      70,200
First of America                   Banking               2,600      172,900
FMC Software                       Technology            2,500      167,812
Ford Motor Company                 Consumer Durables     8,100      281,475
Garan Services, Inc.               Consumer Retail       27,000     506,250
General Dynamics Corporation       Aerospace             3,900      277,875
General Motors Corp. Class H       Industrial            5,200      279,500
GPU Inc.                           Utilities             2,500      80,625
Harris Corporation                 Industrial            5,300      453,150
HBO & Company                      Technology            800        42,800
ITT Industries                     Consumer Durables     9,800      247,450
JP Morgan & Company                Banking               2,300      234,313
King World Productions             Services              2,800      102,200
Mellon Bank Corporation            Banking               1,350      112,219
Merrill Lynch                      Financial Diversified 800        76,200
Midamerican Energy                 Utilities             4,800      80,400
Murphy Oil                         Energy                6,200      269,700
National Service Industries        Industrial            6,700      282,238
Norfolk Southern Corporation       Transportation        2,700      242,662
Northrop Grumman                   Aerospace             3,500      292,250
Nynex Corporation                  Communication         6,100      315,675
Peoplesoft Inc.                    Technology            1,400      58,100
Phelps Dodge Corporation           Metals                1,000      76,750
Philip Morris                      Consumer Staples      11,700     460,688
Pitney Bowes Inc.                  Services              2,600      166,400
PPG Industries Inc.                Chemicals             5,400      293,625
Raytheon                           Industrial            4,100      178,862
RJR Nabisco Holdings Group         Consumer Staples      7,400      220,150
Schering-Plough                    Healthcare            4,400      352,000
Southern New England
   Telecommunications Corp         Communication         7,100      259,150
St. Paul Companies                 Insurance             1,200      80,400
Sun Microsystems*                  Technology            1,600      46,100
SuperValu Inc.                     Consumer Staples      9,800      300,125
Tele-Communications A              Services              8,500      117,406
Tellabs Inc.                       Technology            2,000      79,750
Tenet Healthcare                   Healthcare            6,885      179,010
Textron Inc.                       Industrial            2,300      256,163
Torchmark Corporation              Insurance             1,300      80,762
Travelers Corporation              Financial Diversified 4,500      248,063
Union Texas Petroleum              Energy                7,600      143,450
US Robotics                        Technology            400        20,250
US West Communications             Communications        9,000      316,125
USX Marathon Corporation           Energy                11,800     325,975
VF Corporation                     Consumer Retail       2,600      187,525
Warner-Lambert                     Healthcare            2,200      215,600
Washington Post Class B            Services              600        215,550
Xerox Corporation                  Services              3,700      227,550
                                                                    14,495,801

Total Common Stocks (Cost $35,959,520)                             $40,620,532

US GOVERNMENT          3.2%
BONDS
                                                         Principal
                                                         Amount
U.S. Treasury Bill,  08/07/97  (Cost $1,363,343)         1,385,000  $1,365,271

TIME DEPOSIT:          2.3%
                                                         Par
                                                         Value
State Street Bank and Trust Co. Eurodollar Time
 Deposit   4.50%, due 5/01/97  (Cost $1,010,000)         1,010,000   1,010,000

Total Investments:     99.6% (Cost$38,332,863)                      42,995,803
Other Assets, Less
Liabilities:            0.4%                                           171,190
Total Net Assets:      100%                                        $43,166,993

* Non-income Producing Security

See Notes to Financial Statements.


THOMAS WHITE WORLD FUND
Statement of Assets and Liabilities
April 30, 1997 (Unaudited)

ASSETS

Investments in securities at value (cost $38,332,863)             $42,995,803
Cash                                                               704
Dividends and interest                                             213,115
Prepaid expenses and deferred organization costs                   14,574
Equipment                                                          11,170
        Total assets                                               43,235,366


LIABILITIES
Payable for Securities Purchased                                   31,071
Accrued expenses                                                   37,302
        Total liabilities                                          68,373


NET ASSETS
Source of Net Assets:
  Net capital paid in on shares of beneficial interest            $37,094,939
  Undistributed net investment income                              183,521
  Accumulated net realized gain                                    1,225,593
  Net unrealized appreciation                                      4,662,940
        Net assets                                                $43,166,993

Shares outstanding                                                 3,545,604
Net asset value per share                                         $12.17

See Notes to Financial Statements.


THOMAS WHITE WORLD FUND
Statement of Operations
Six Months Ended April 30, 1997 (Unaudited)

INVESTMENT INCOME
Income:
  Dividends (net of foreign taxes withheld of $42,506)            $529,455
  Interest                                                         55,461
        Total investment income                                    584,916

Expenses:
  Investment management fees                                       208,866
  Custodian fees                                                   21,595
  Transfer Agent Fees                                              10,402
  Audit fees and expenses                                          8,653
  Trustees' fees and expenses                                      7,527
  Printing Expenses                                                5,973
  Legal fees and expenses                                          13,528
  Organization costs                                               2,988
  Registration fees                                                16,682
  Depreciation expense                                             2,376
  Other expenses                                                   9,655
        Total expenses                                             308,245

        Net investment income                                      276,671

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investments                                   1,310,266
Unrealized appreciation on investments                             995,391
        Net gain on investments                                    2,305,657

        Net increase in net assets from operations                 2,582,328

See Notes to Financial Statements.


THOMAS WHITE WORLD FUND
Statements of Changes in Net Assets
Six Months Ended April 30, 1997 (Unaudited) and the Year Ended October 31, 1996

                                                  1997              1996
Change in net assets from operations:
  Net investment income                        $  276,671         $ 607,816
  Net realized gain                               1,310,266         2,434,680
  Unrealized appreciation for the period          995,391           2,215,073
    Net increase in net assets from operations    2,582,328         5,257,569

Distributions to shareholders:
  From net investment income                      (591,413)         (573,868)
  From net realized gain                          (2,434,679)       (1,424,501)

Fund share transactions                           4,453,700         2,919,256
        Total increase                            4,009,936         6,178,456

Net assets:
  Beginning of period                             39,157,057        32,978,601

  End of year                                  $  43,166,993      $ 39,157,057


See Notes to Financial Statements.


THOMAS WHITE WORLD FUND
Notes to Financial Statement
Six Months Ended April 30, 1997


Note 1.  Summary of Accounting Policies

    Lord Asset Management Trust (the "Trust") was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has one series of Shares, the Thomas White World Fund (the "Fund"). The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(a) Valuation of securities. Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

(b) Foreign currency translation. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

(c) Income taxes. It is the Fund's intention to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

(d) Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

(e) Deferred organization costs. Organization costs have been deferred and are being amortized over the period ending June 28, 1999.

(f) Other. Investment transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund.


Note 2.  Transactions in Shares of Beneficial Interest

As of April 30, 1997, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

                        Six Months Ended              Year Ended
                        April 30, 1997             October 31, 1996
                      Shares       Amount        Shares        Amount
Shares sold          150,030       $1,833,823    175,437       $2,048,354
Shares issued on
 reinvestment of
 distributions       249,893       2,986,226     175,904       1,968,359
Shares redeemed      (29,993)      (366,349)     (90,857)      (1,097,457)

Net increase         369,930       4,453,700     260,484       $2,919,256

Note 3.  Investment Management Fees and Other Transactions with Affiliates

The Fund pays monthly an investment management fee to Thomas White International, Ltd. at the rate of 1% of the Fund's average daily net assets.

Note 4.  Investment Transactions

During the period ended April 30, 1997, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were $8,921,830 and $7,715,793, respectively. The cost of securities for federal income tax purposes was $38,417,535. Realized gains and losses are reported on an identified cost basis.

At April 30, 1997, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

            Unrealized appreciation            $6,694,196
            Unrealized depreciation            (2,115,928)
                Net unrealized appreciation    $4,578,268

Note 5.  Selected Financial Information

                                      Six Months
                                         Ended
                                     April 30, 1997
Per share operating performance
(For a share outstanding throughout the period)

Net asset value, beginning of period      $12.33

Income from investment operations:
      Net investment income               0.08
      Net realized and unrealized gain    0.71
                                          0.79

Distributions:
      From net investment income          (0.19)
      From net realized gains             (0.76)
                                          (0.95)

Change in net asset value for the period  (0.16)

Net asset value, end of period            $12.17

Total Return                              6.53%
Ratios/supplemental data
Net Assets. End of period (000)           $43,167
Ratio to average net assets:
      Expenses (net of reimbursement)     1.47%
      Net Investment Income               1.32%
Portfolio turnover rate                   19.48%
Average commission rate (per share):++    $0.0122

                                                                   Period from
                                        Year          Year         June 28, 1994
                                        Ended         Ended       (Inception) to
                                     Oct. 31, 1996  Oct. 31, 1995  Oct. 31, 1994
Per share operating performance
(For a share outstanding throughout the period)

Net asset value, beginning of period      $11.31      $10.50         $10.00

Income from investment operations:
      Net investment income               0.19        0.19           0.06
      Net realized and unrealized gain    1.51        0.71           0.44
                                          1.70        0.90           0.50

Distributions:
      From net investment income          (0.20)      (0.09)           --
      From net realized gains             (0.48)        --             --
                                          (0.68)      (0.09)           --

Change in net asset value for the period  1.02        0.81           0.50

Net asset value, end of period            $12.33      $11.31         $10.50

Total Return                              15.63%      8.65%          5.00%**
Ratios/supplemental data
Net assets, end of period (000)           $39,157     $32,979        $13,928
Ratio to average net assets:
      Expenses (net of reimbursement)     1.50%       1.49%          1.50%*+
      Net investment income               1.63%       2.08%          1.79%*
Portfolio turnover rate                   51.22%      64.54%         0.01%
Average commission rate (per share)++     $0.0337     $0.0303        $0.0618

* Annualized
+ In the absence of the expense reimbursement, expenses would have been 2.36% of average net assets.